UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2014

Date of reporting period:	3/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL GLOBAL REAL ESTATE FUND

ANNUAL REPORT • MARCH 31, 2014

Fund Type

Sector Stock

Objective

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Real Estate Investors, also known as PREI®, is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

May 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Global Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Real Estate Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Global Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 3/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.92%	171.71%	111.40%	—
Class B	0.24	162.44	96.69	—
Class C	0.19	162.32	96.61	—
Class Q	N/A	N/A	N/A	6.60% (8/23/13)
Class R	0.72	169.11	N/A	23.74 (6/16/08)
Class Z	1.22	175.79	117.38	—
S&P Developed Property Net Index	1.69	175.78	94.74	—
S&P 500 Index	21.84	160.89	104.43	—
Lipper Global Real Estate Funds Average	1.94	160.76	85.49	—

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	–4.63%	20.76%	7.17%	—
Class B	–4.68	21.19	7.00	—
Class C	–0.79	21.27	6.99	—
Class Q	N/A	N/A	N/A	N/A (8/23/13)
Class R	0.72	21.90	N/A	3.75% (6/16/08)
Class Z	1.22	22.49	8.07	—
S&P Developed Property Net Index	1.69	22.49	6.89	—
S&P 500 Index	21.84	21.14	7.41	—
Lipper Global Real Estate Funds Average	1.94	21.07	6.26	—

Average Annual Total Returns (Without Sales Charges) as of 3/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.92%	22.13%	7.77%	—
Class B	0.24	21.28	7.00	—
Class C	0.19	21.27	6.99	—
Class Q	N/A	N/A	N/A	N/A (8/23/13)
Class R	0.72	21.90	N/A	3.75% (6/16/08)
Class Z	1.22	22.49	8.07	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Real Estate Fund (Class A shares) with a similar investment in the S&P Developed Property Net Index and S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (March 31, 2004) and the account values at the end of the current fiscal year (March 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Global Real Estate Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

Benchmark Definitions

S&P Developed Property Net Index

The S&P Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. S&P Developed Property Net Index Closest Month-End to Inception cumulative total returns are 9.31% for Class Q and 14.77% for Class R. S&P Developed Property Net Index Closest Month-End to Inception average annual total return is 2.39% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 16.02% for Class Q and 52.12% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 7.46% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Global Real Estate Funds Average

The Lipper Global Real Estate Funds Average (Lipper Average) is based on the average return for all funds in the Lipper Global Real Estate Funds category for the periods noted. Funds in the Lipper Average invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper Average Closest Month-End to Inception cumulative total returns are 9.66% for Class Q and 14.85% for Class R. Lipper Average

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Closest Month-End to Inception average annual total return is 2.36% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The securities in the Indexes may be very different from those in the Fund. Their returns do not include the effect of sales charges and operating expenses of a mutual fund or taxes and would be lower if they did. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 3/31/14
Simon Property Group, Inc., REIT	4.8%
Mitsui Fudosan Co. Ltd.	3.5
Sun Hung Kai Properties Ltd.	3.4
Mitsubishi Estate Co. Ltd.	3.1
Unibail-Rodamco SE, REIT	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 3/31/14
Retail REITs	21.4%
Diversified Real Estate Activities	17.1
Diversified REITs	13.4
Office REITs	8.8
Residential REITs	8.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential Global Real Estate Fund	5

Strategy and Performance Overview

How did the fund perform?

For the 12-month reporting period that ended March 31, 2014, the Prudential Global Real Estate Fund’s (the Fund) Class A shares gained 0.92%, underperforming the 1.69% return of the S&P Developed Property Net Index (the Index), the 1.94% return of the Lipper Equity Real Estate Funds Average, and the 21.84% return of the S&P 500 Index.

What were the conditions like in the global real estate stock market?

•

In the U.S., the economic backdrop remains favorable for REIT fundamentals in 2014 with the economy averaging approximately a “not too hot” and “not too cold” 165,000 jobs per month year to date through March versus an average of 185,000 per month in 2013. Severe cold weather and snow in much of the country may have had a negative impact on jobs growth year to date. The level of jobs growth is enough to absorb vacancies and create pricing power in certain property types and markets, but not enough to create material supply additions, with the exception of apartments and for some markets industrial and hotel.

•

New supply in the U.S. remains well below historical averages and near historical lows at about 1% of existing stock versus a long term average of 2%. While new supply is above this cycle’s lows, it is still at levels not seen since the early 90’s recession. REIT occupancy increased to 94.25% at the end of fourth quarter of 2013, up from 93.6% a year ago, according to Citigroup. This is above the long term average of 92.6% and just below the prior peak of 94.3% in 2007, which should give many REIT landlords pricing power.

•

In Asia, Japan saw its first increase of the consumption tax in 17 years to 8% on April 1, 2014 (from 5%) and this raised concerns over the sustainability of the country’s economic growth momentum under President Shinzo Abe’s economic initiatives. To counteract the impact of the consumption tax increase, the government is likely to implement a corporate tax reduction, but the timing and extent of this reduction remains unclear. At the end of the quarter, the cabinet approved the development of National Strategic Special Zones as part of the Abe government’s growth plans for Japan.

•

Hong Kong Central office vacancy was higher than the less centralized locations with increased vacancy at three key buildings in Central. These vacancies are likely to keep rents in Central soft. Additionally, in Hong Kong, the tender for a site was withdrawn when all seven bids submitted failed to meet the government’s reserve price. The market viewed the conservative bid as an indication of a cautious view by developers of the direction of land prices and the possibility of further property price cuts.

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•

In Singapore, property transactions have collapsed, with sellers refusing to cut prices and buyers being patient. The slowing or absence of transactions would not only negatively impact developers’ earnings, but more importantly, it would impact the value of equities when transactions eventually occurred at lower prices.

•

Europe continued 2013’s strong performance heading into 2014. The positive performance reflected an improving economic climate throughout the region, due to generally positive 2013 corporate results and robust investor demand. In the first quarter, southern European countries saw the largest gains as investors pouring into private markets were effectively mirrored by strong demand for a narrow range of illiquid stocks in the public markets. The United Kingdom (UK), Germany, and Switzerland all saw a strong first quarter and the UK recovery continued to gain strength, as GDP growth forecasts for this year and next were again revised up. Meanwhile, Switzerland finally began reversing a long period of underperformance. France was once again the major lagging market as business and consumer sentiment remained weak.

Which holdings or related groups of holdings made the largest positive and negative contribution to the Fund’s return?

•

The Fund’s U.S. holdings contributed positively to relative performance. The main contributors included stock selection in the office sector and an overweight position in the storage sector. To a lesser extent, an underweight position in healthcare and an overweight position in hotels also benefitted performance. Also, fundamentals in the self-storage sector are improving as the economy continues to expand and very little supply has been added to meet the increased demand.

•

Conversely, the most meaningful detractors in the U.S. included the underweight of the specialty sector as well as stock selection in the retail sector. Regional malls underperformed despite their attractive relative valuations and above-average earnings growth rates, as investors were concerned about the sustainability and possible deceleration of economic growth. Additionally, shopping malls continue to be plagued by the struggles of some large companies like JC Penney and Sears, as well as the trend towards increased internet spending.

•

In Asia, stock selection, mostly in Hong Kong, had a negative effect on relative performance. Due to government tightening measures, housing sales in Hong Kong have been the lowest in 18 years, with private housing transaction values dropping 30% in 2013 and worries of continued property price deterioration weighing on investors’ minds.

Prudential Global Real Estate Fund	7

Strategy and Performance Overview (continued)

•

Some of the relative underperformance in the Asian region is also attributed to an overweight position in Japan. However, the Fund’s underweight position in Singapore added meaningfully to relative performance.

•

In Europe, stock selection and an underweight position in the region had a negative impact on relative performance. Most of the Fund’s negative relative performance can be attributed to underweight positions in Austria and the UK. The economic recovery in the UK continues to gain strength as GDP growth forecasts for this year and next were revised up.

•	On the positive side, both an overweight position and stock selection in the Netherlands and Germany benefitted the Fund’s performance.

What is the outlook for the global real estate securities markets?

In the U.S., REITs ended the quarter trading at a 9.0% discount to their underlying real estate value. The implied capitalization rate (the rate of return on a real estate investment property based on the expected income that the property will generate) spread between REITs relative to 10-year Treasuries remains wide at roughly 3.30%. This spread provides REITs with a cushion if interest rates increase, as spreads could contract without any deterioration in real estate values. Additionally, REIT cash flow multiples are lower than the S&P 500 for the first time since 2010, which means that the REITs market is generally cheaper than equities. REIT occupancies and rental rates are expected to continue to improve in 2014. Supply is expected to remain muted in most markets and property types, with the exception of apartments and some industrial and hotel markets.

Employment centers that focus on technology, housing, media/entertainment, and energy are expected to deliver relatively strong jobs growth, while markets that are dependent on the government and financial sectors are being monitored for any signs of bottoming or improvement. In an environment of rising interest rates, the Fund’s manager, PREI, also known as Prudential Real Estate Investors, is positioned to focus on companies with strong relative cash flow growth that trade at reasonable valuations relative to their private market value. PREI is currently finding the best opportunities in the regional mall sector, with select opportunities in the office, apartment, hotel, and industrial sectors.

In Europe, PREI has maintained a broadly neutral weight for the European region as the region’s good performance is expect to continue throughout this year, though at a more moderate rate as valuations have now largely caught up with improving overall economic and real estate fundamentals. Despite the good share price performance in the region, PREI expects investor sentiment to remain positive for the region and could push share prices through fair value levels in the coming months.

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In Asia, PREI is overweight in Hong Kong despite expectations of deterioration in market fundamentals as residential transaction volumes drop. PREI believes much of the negative sentiment is already factored into share prices. Valuations are looking very attractive with stocks trading at the bottom of their historical trading band. In Japan, PREI has turned neutral only because it has been incrementally adding to Hong Kong positions on the back of valuations. Nonetheless Japan remains attractive. Real estate fundamentals continue to show signs of an improvement in office demand.

Prudential Global Real Estate Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2013, at the beginning of the period, and held through the six-month period ended March 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Real Estate Fund		Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,025.30	1.32%	$6.67
	Hypothetical	$1,000.00	$1,018.35	1.32%	$6.64

Class B	Actual	$1,000.00	$1,022.20	2.02%	$10.18
	Hypothetical	$1,000.00	$1,014.86	2.02%	$10.15

Class C	Actual	$1,000.00	$1,021.80	2.02%	$10.18
	Hypothetical	$1,000.00	$1,014.86	2.02%	$10.15

Class Q	Actual	$1,000.00	$1,027.70	0.82%	$4.15
	Hypothetical	$1,000.00	$1,020.84	0.82%	$4.13

Class R	Actual	$1,000.00	$1,024.20	1.52%	$7.67
	Hypothetical	$1,000.00	$1,017.35	1.52%	$7.64

Class Z	Actual	$1,000.00	$1,027.10	1.02%	$5.15
	Hypothetical	$1,000.00	$1,019.85	1.02%	$5.14

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Global Real Estate Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the period ended March 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.26%	1.26%
B	1.96	1.96
C	1.96	1.96
Q	0.83	0.83
R	1.71	1.46
Z	0.96	0.96

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of March 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.3%

COMMON STOCKS 98.3%

Australia 6.6%
1,359,450	Australand Property Group, REIT	$5,328,066
6,738,025	CFS Retail Property Trust Group, REIT	11,822,363
590,800	Charter Hall Office REIT, Escrow Shares*	—
1,725,223	Charter Hall Retail, REIT	5,733,391
23,429,749	Dexus Property Group, REIT	23,104,903
6,376,700	Federation Centres, REIT	13,977,970
5,857,035	Goodman Group, REIT	25,760,259
7,355,745	GPT Group, REIT	25,000,699
3,276,205	Investa Office Fund, REIT	9,867,621
12,682,031	Mirvac Group, REIT	20,041,262
3,431,550	Stockland, REIT	11,953,711
5,726,139	Westfield Group, REIT	54,543,035

		207,133,280

Austria 0.5%
775,858	CA Immobilien Anlagen AG*	14,028,450

Brazil 0.2%
224,256	BR Malls Participacoes SA	1,926,289
169,961	Multiplan Empreendimentos Imobiliarios SA	3,623,937

		5,550,226

Canada 1.4%
294,960	Boardwalk Real Estate Investment Trust, REIT	16,179,443
226,461	Brookfield Canada Office Properties, REIT	5,725,540
245,905	Canadian Apartment Properties, REIT	4,742,374
665,078	Chartwell Retirement Residences, REIT	6,262,743
503,450	RioCan Real Estate Investment Trust, REIT	12,127,430

		45,037,530

Finland 0.3%
1,598,692	Sponda Oyj	7,577,197

France 4.4%
260,825	Fonciere des Regions, REIT	24,154,841
154,029	ICADE, REIT	15,228,345
422,186	Klepierre, REIT	18,886,809
305,055	Unibail-Rodamco SE, REIT	79,170,763

		137,440,758

See Notes to Financial Statements.

Prudential Global Real Estate Fund	13

Portfolio of Investments

as of March 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Germany 1.7%
1,055,517	Alstria Office REIT AG, REIT*	$14,148,787
524,867	Deutsche Wohnen AG*	10,961,996
777,171	GAGFAH SA*	11,810,632
195,694	LEG Immobilien AG*	12,833,286
971,291	Prime Office AG*	3,872,479

		53,627,180

Hong Kong 9.9%
1,998,776	Cheung Kong Holdings Ltd.	33,235,039
5,622,469	Hang Lung Properties Ltd.	16,221,010
7,230,273	Henderson Land Development Co. Ltd.	42,310,838
6,412,000	Hongkong Land Holdings Ltd.	41,485,640
1,334,000	Hysan Development Co. Ltd.	5,821,190
3,188,000	Kerry Properties Ltd.	10,631,670
2,291,000	Link (The), REIT	11,297,167
16,727,800	Sino Land Co. Ltd.	24,655,595
8,772,935	Sun Hung Kai Properties Ltd.	107,726,239
2,193,800	Swire Properties Ltd.	6,262,114
230,000	Wharf Holdings Ltd.	1,475,147
2,455,000	Wheelock & Co. Ltd.	9,621,503

		310,743,152

Japan 15.0%
910	Activia Properties, Inc., REIT	7,319,073
840,670	Aeon Mall Co. Ltd.	21,537,548
6,124	AEON REIT Investment Corp.(a)	7,309,759
76,000	Daito Trust Construction Co. Ltd.	7,039,729
1,441,000	Daiwa House Industry Co. Ltd.	24,465,634
1,330	Daiwa House REIT Investment Corp., REIT	5,332,468
15,157	GLP J-REIT, REIT	15,236,325
720,600	Hulic Co. Ltd.	9,891,597
3,053	Hulic Reit, Inc., REIT*	4,170,644
210	Industrial & Infrastructure Fund Investment Corp., REIT	1,728,203
875	Japan Excellent, Inc., REIT	1,116,307
650	Japan Logistics Fund, Inc., REIT	1,461,177
1,496	Japan Real Estate Investment Corp., REIT	7,528,103
4,538	Japan Retail Fund Investment Corp., REIT	8,943,292
4,062,780	Mitsubishi Estate Co. Ltd.	96,473,386
3,640,339	Mitsui Fudosan Co. Ltd.	111,060,271
1,816	Nippon Building Fund, Inc., REIT	9,502,760

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
7,737	Nippon Prologis REIT, Inc., REIT	$15,617,659
360,200	Nomura Real Estate Holdings, Inc.	6,896,870
1,039,400	NTT Urban Development Corp.	9,783,108
1,793,952	Sumitomo Realty & Development Co. Ltd.	70,213,139
1,092,000	Tokyo Tatemono Co. Ltd.	9,356,646
1,202,400	Tokyu Fudosan Holdings Corp.	8,966,211
4,697	United Urban Investment Corp., REIT	6,911,524

		467,861,433

Netherlands 1.0%
137,695	Corio NV, REIT	6,290,115
312,483	Eurocommercial Properties NV, REIT	13,723,877
130,667	Wereldhave NV, REIT	11,117,380

		31,131,372

Norway 0.1%
3,449,441	Norwegian Property ASA	4,176,567

Singapore 3.6%
9,324,000	Ascendas Real Estate Investment Trust, REIT	16,783,178
2,241,000	Cache Logistics Trust, REIT	2,024,065
5,870,000	CapitaLand Ltd.	13,519,802
7,550,000	CapitaMall Trust, REIT	11,359,938
6,102,000	CapitaMalls Asia Ltd.	8,699,553
600	Keppel Land Ltd.	1,606
13,439,800	Keppell REIT, REIT	12,200,323
9,214,000	Mapletree Commercial Trust, REIT	8,956,881
14,629,800	Mapletree Industrial Trust, REIT	15,904,322
17,572,000	Suntec Real Estate Investment Trust, REIT	23,228,902

		112,678,570

Sweden 1.0%
491,005	Atrium Ljungberg AB	7,461,079
774,626	Fabege AB	10,103,586
992,986	Hufvudstaden AB (Class A Stock)	14,007,916

		31,572,581

Switzerland 0.6%
197,278	PSP Swiss Property AG*	18,541,736

See Notes to Financial Statements.

Prudential Global Real Estate Fund	15

Portfolio of Investments

as of March 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 5.3%
1,420,129	Atrium European Real Estate Ltd.*	$8,011,667
847,808	Big Yellow Group PLC, REIT	7,725,098
3,540,835	British Land Co. PLC, REIT	38,634,865
1,925,909	Great Portland Estates PLC, REIT	20,275,253
3,690,726	Hammerson PLC, REIT	34,119,572
2,463,956	Land Securities Group PLC, REIT	41,993,010
2,684,246	Segro PLC, REIT	14,871,308

		165,630,773

United States 46.7%
301,237	Alexandria Real Estate Equities, Inc., REIT	21,857,757
465,285	American Campus Communities, Inc., REIT	17,378,395
435,928	AvalonBay Communities, Inc., REIT	57,246,065
450,764	Boston Properties, Inc., REIT	51,626,001
486,152	Camden Property Trust, REIT	32,737,476
655,463	CBL & Associates Properties, Inc., REIT	11,634,468
894,090	Cedar Realty Trust, Inc., REIT	5,462,890
708,340	Chesapeake Lodging Trust, REIT	18,225,588
648,800	Corporate Office Properties Trust, REIT	17,284,032
756,010	CubeSmart, REIT	12,973,132
1,239,333	DDR Corp., REIT(a)	20,424,208
275,910	Digital Realty Trust, Inc., REIT(a)	14,645,303
707,117	Douglas Emmett, Inc., REIT	19,191,155
1,631,457	Duke Realty Corp., REIT	27,538,994
2,120,017	Empire State Realty Trust Inc., REIT (Class A Stock)	32,033,457
234,685	Equity Residential, REIT	13,609,383
159,107	Essex Property Trust, Inc., REIT(a)	27,056,145
962,559	Excel Trust, Inc., REIT	12,205,248
156,950	Extra Space Storage, Inc., REIT(a)	7,613,645
1,293,745	First Potomac Realty Trust, REIT	16,715,185
926,128	Forest City Enterprises, Inc. (Class A Stock)*(a)	17,689,045
2,169,685	General Growth Properties, Inc., REIT	47,733,070
1,912,290	Glimcher Realty Trust, REIT	19,180,269
462,767	Health Care REIT, Inc., REIT	27,580,913
637,869	Healthcare Realty Trust, Inc., REIT	15,404,536
964,632	Healthcare Trust of America, Inc.	10,987,158
817,234	Hilton Worldwide Holdings, Inc.*	18,175,284
287,425	Home Properties, Inc., REIT	17,279,991
2,671,806	Host Hotels & Resorts, Inc., REIT	54,077,353
1,241,625	Hudson Pacific Properties, Inc., REIT	28,644,289

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
136,157	Kilroy Realty Corp., REIT	$7,976,077
1,287,033	Kimco Realty Corp., REIT	28,160,282
1,712,728	Kite Realty Group Trust, REIT	10,276,368
155,594	LTC Properties, Inc., REIT	5,855,002
539,922	Macerich Co. (The), REIT	33,653,338
811,095	Mack-Cali Realty Corp., REIT	16,862,665
246,205	National Health Investors, Inc., REIT	14,885,554
362,699	Pebblebrook Hotel Trust, REIT	12,248,345
896,567	Physicians Realty Trust, REIT	12,480,213
669,755	Post Properties, Inc., REIT	32,884,971
1,691,620	ProLogis, Inc., REIT	69,068,845
145,800	PS Business Parks, Inc., REIT	12,191,796
426,970	Public Storage, REIT	71,940,175
575,152	Regency Centers Corp., REIT	29,367,261
915,376	Simon Property Group, Inc., REIT	150,121,664
166,378	SL Green Realty Corp., REIT	16,740,954
209,678	Sovran Self Storage, Inc., REIT	15,400,849
1,626,620	Spirit Realty Capital, Inc., REIT	17,860,288
739,495	STAG Industrial, Inc., REIT	17,821,830
177,375	Starwood Hotels & Resorts Worldwide, Inc.	14,119,050
2,166,895	Strategic Hotels & Resorts, Inc., REIT*	22,080,660
1,550,422	UDR, Inc., REIT	40,047,400
1,058,866	Ventas, Inc., REIT	64,135,514
525,439	Vornado Realty Trust, REIT(a)	51,787,268

		1,462,176,804

	TOTAL COMMON STOCKS (cost $2,771,461,823)	3,074,907,609

PREFERRED STOCK

Sweden
42,099	Klovern AB (PRFC) (cost $846,511)	998,765

	TOTAL LONG-TERM INVESTMENTS (cost $2,772,308,334)	3,075,906,374

See Notes to Financial Statements.

Prudential Global Real Estate Fund	17

Portfolio of Investments

as of March 31, 2014 continued

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 3.4%

AFFILIATED MONEY MARKET MUTUAL FUND
106,506,453	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $106,506,453; includes $66,388,301 of cash collateral for securities on loan)(b)(c)	$106,506,453

	TOTAL INVESTMENTS 101.7% (cost $2,878,814,787; Note 5)	3,182,412,827
	Liabilities in excess of other assets (1.7)%	(52,188,865)

	NET ASSETS 100%	$3,130,223,962

The following abbreviations are used in the Portfolio descriptions:

PRFC—Preference Shares

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,139,935; cash collateral of $66,388,301 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

18

The following is a summary of the inputs used as of March 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$207,133,280	$—
Austria	—	14,028,450	—
Brazil	5,550,226	—	—
Canada	45,037,530	—	—
Finland	—	7,577,197	—
France	—	137,440,758	—
Germany	28,983,262	24,643,918	—
Hong Kong	41,485,640	269,257,512	—
Japan	11,480,403	456,381,030	—
Netherlands	—	31,131,372	—
Norway	4,176,567	—	—
Singapore	—	112,678,570	—
Sweden	7,461,079	24,111,502	—
Switzerland	—	18,541,736	—
United Kingdom	8,011,667	157,619,106	—
United States	1,462,176,804	—	—
Preferred Stock:
Sweden	—	998,765	—
Affiliated Money Market Mutual Fund	106,506,453	—	—

Total	$1,720,869,631	$1,461,543,196	$—

Fair Value of Level 2 investments at 03/31/13 was $662,083,011. An amount of $221,651,550 was transferred from Level 1 into Level 2 at 03/31/14 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	19

Portfolio of Investments

as of March 31, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2014 was as follows: (unaudited)

Retail REITs	21.4%
Diversified Real Estate Activities	17.1
Diversified REITs	13.4
Office REITs	8.8
Residential REITs	8.2
Real Estate Operating Companies	8.1
Industrial REITs	6.4
Health Care REITs	5.0
Specialized REITs	3.6
Hotel & Resort REITs	3.4
Affiliated Money Market Mutual Fund (2.1% represents investments purchased with collateral from securities on loan)	3.4
Real Estate Development	1.9
Hotels, Resorts & Cruise Lines	1.0

101.7
Liabilities in excess of other assets	(1.7)

100.0%

The Fund invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$65,139,935	$—	$—	$65,139,935
Collateral Amounts Pledged/(Received):
Securities on loan				(65,139,935)

Net Amount				$—

See Notes to Financial Statements.

20

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • MARCH 31, 2014

Prudential Global Real Estate Fund

Statement of Assets and Liabilities

March 31, 2014

Assets
Investments at value, including securities on loan of $65,139,935:
Unaffiliated investments (cost $2,772,308,334)	$3,075,906,374
Affiliated investments (cost $106,506,453)	106,506,453
Foreign currency, at value (cost $694,974)	695,596
Receivable for Fund shares sold	18,312,678
Receivable for investments sold	11,552,386
Dividends receivable	10,728,732
Tax reclaim receivable	585,310
Prepaid expenses	2,780

Total assets	3,224,290,309

Liabilities
Payable to broker for collateral for securities on loan	66,388,301
Payable for Fund shares reacquired	15,579,762
Payable for investments purchased	8,871,793
Management fee payable	1,949,308
Accrued expenses	767,670
Distribution fee payable	380,009
Affiliated transfer agent fee payable	129,504

Total liabilities	94,066,347

Net Assets	$3,130,223,962

Net assets were comprised of:
Shares of beneficial interest, at par	$138,298
Paid-in capital in excess of par	2,996,775,844

2,996,914,142
Distributions in excess of net investment income	(21,918,325)
Accumulated net realized loss on investment and foreign currency transactions	(148,378,676)
Net unrealized appreciation on investments and foreign currencies	303,606,821

Net assets, March 31, 2014	$3,130,223,962

See Notes to Financial Statements.

22

Class A:
Net asset value and redemption price per share ($926,155,764/40,994,466 shares of beneficial interest issued and outstanding)	$22.59
Maximum sales charge (5.5% of offering price)	1.31

Maximum offering price to public	$23.90

Class B:
Net asset value, offering price and redemption price per share ($16,866,304/758,517 shares of beneficial interest issued and outstanding)	$22.24

Class C:
Net asset value, offering price and redemption price per share ($151,751,204/6,825,057 shares of beneficial interest issued and outstanding)	$22.23

Class Q:
Net asset value, offering price and redemption price per share ($54,236,089/2,390,196 shares of beneficial interest issued and outstanding)	$22.69

Class R:
Net asset value, offering price and redemption price per share ($14,014,167/621,460 shares of beneficial interest issued and outstanding)	$22.55

Class Z:
Net asset value, offering price and redemption price per share ($1,967,200,434/86,708,122 shares of beneficial interest issued and outstanding)	$22.69

See Notes to Financial Statements.

Prudential Global Real Estate Fund	23

Statement of Operations

Year Ended March 31, 2014

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,339,348 foreign withholding tax)	$71,530,828
Affiliated income from securities lending, net	111,975
Affiliated dividend income	89,239

71,732,042

Expenses
Management fee	19,760,152
Distribution fee—Class A	2,419,730
Distribution fee—Class B	177,123
Distribution fee—Class C	1,460,432
Distribution fee—Class R	107,428
Transfer agent’s fees and expenses (including affiliated expenses of $696,300)	4,243,000
Custodian’s fees and expenses	554,000
Reports to shareholders	330,000
Registration fees	248,000
Trustees’ fees	61,000
Legal fees and expenses	37,000
Audit fee	25,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	144,777

Total expenses	29,571,642
Distribution fee waiver—Class R	(35,809)

Net expenses	29,535,833

Net investment income	42,196,209

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	8,825,807
Foreign currency transactions	(641,037)

8,184,770

Net change in unrealized appreciation (depreciation) on:
Investments	(22,315,322)
Foreign currencies	18,584

(22,296,738)

Net loss on investments and foreign currencies	(14,111,968)

Net Increase In Net Assets Resulting From Operations	$28,084,241

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

(Unaudited)

	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$42,196,209	$22,098,718
Net realized gain on investment and foreign currency transactions	8,184,770	21,073,111
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(22,296,738)	206,409,281

Net increase in net assets resulting from operations	28,084,241	249,581,110

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(14,750,509)	(15,286,731)
Class B	(316,264)	(360,279)
Class C	(2,579,891)	(2,711,648)
Class Q	(402,552)	—
Class R	(259,759)	(274,107)
Class Z	(33,737,431)	(26,201,114)

	(52,046,406)	(44,833,879)

Fund share Transactions (Net of share conversions) (Note 6):
Net proceeds from shares sold	1,963,434,765	1,051,051,589
Net asset value of shares issued in reinvestment of dividends and distributions	35,243,399	33,236,433
Cost of shares reacquired	(796,801,321)	(327,584,114)

Net increase in net assets from Fund share transactions	1,201,876,843	756,703,908

Total increase in net assets	1,177,914,678	961,451,139

Net Assets
Beginning of year	1,952,309,284	990,858,145

End of year	$3,130,223,962	$1,952,309,284

See Notes to Financial Statements.

Prudential Global Real Estate Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust currently consists of two funds: Prudential Global Real Estate Fund (the “Fund”) and Prudential US Real Estate Fund. These financial statements relate only to Prudential Global Real Estate Fund. The financial statements of the other portfolio are not presented herein. The Trust was established as a Delaware business trust on October 24, 1997. The investment objective of the Fund is capital appreciation and income. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the

26

NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the

Prudential Global Real Estate Fund	27

Notes to Financial Statements

continued

event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes

28

recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, on netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Global Real Estate Fund	29

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or a return of capital and recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

30

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management (“PIM”). The subadvisory agreement provides that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection therewith, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets. The effective management fee rate was .75% for the year ended March 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended March 31, 2014, PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $914,377 in front-end sales charges resulting from sales of Class A during the year ended March 31, 2014. From these

Prudential Global Real Estate Fund	31

Notes to Financial Statements

continued

fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received $13,761, $31,010 and $34,965 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively, during the year ended March 31, 2014.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended March 31, 2014, PIM has been compensated approximately $33,600 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended March 31, 2014, were $2,067,556,475 and $816,502,485, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in

32

excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended March 31, 2014, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $15,125,878 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the years ended March 31, 2014 and March 31, 2013, the tax character of dividends paid by the Fund were $52,046,406 and $44,833,879 of ordinary income, respectively.

As of March 31, 2014, the accumulated undistributed earnings on a tax basis was $4,269,234 from ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$2,934,633,914	$325,756,445	$(77,977,532)	$247,778,913	$8,781	$247,787,694

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. Other cost basis adjustments are attributable to net depreciation on foreign currency transactions.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after April 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required

Prudential Global Real Estate Fund	33

Notes to Financial Statements

continued

to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before March 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $10,368,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended March 31, 2014. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of March 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	22,922,000
Expiring 2018	82,582,000
Expiring 2019	1,800,000

$107,304,000

The Fund elected to treat post-October capital losses of approximately $11,442,000 as having been incurred in the following fiscal year (March 31, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker- dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after

34

purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R, Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

At March 31, 2014, Prudential through its affiliates owned 470 Class Q shares of the Fund.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2014:
Shares sold	22,218,572	$496,714,341
Shares issued in reinvestment of dividends and distributions	623,153	13,137,208
Shares reacquired	(11,409,413)	(254,092,121)

Net increase (decrease) in shares outstanding before conversion	11,432,312	255,759,428
Shares issued upon conversion from Class B, Class C and Class Z	237,565	5,327,415
Shares reacquired upon conversion into Class Z	(422,774)	(9,498,759)

Net increase (decrease) in shares outstanding	11,247,103	$251,588,084

Year ended March 31, 2013:
Shares sold	16,439,124	$348,697,248
Shares issued in reinvestment of dividends and distributions	635,487	13,470,976
Shares reacquired	(5,916,577)	(123,245,131)

Net increase (decrease) in shares outstanding before conversion	11,158,034	238,923,093
Shares issued upon conversion from Class B, Class C and Class Z	215,117	4,577,896
Shares reacquired upon conversion into Class Z	(234,354)	(4,931,010)

Net increase (decrease) in shares outstanding	11,138,797	$238,569,979

Prudential Global Real Estate Fund	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended March 31, 2014:
Shares sold	256,969	$5,768,885
Shares issued in reinvestment of dividends and distributions	12,857	266,845
Shares reacquired	(171,547)	(3,758,755)

Net increase (decrease) in shares outstanding before conversion	98,279	2,276,975
Shares reacquired upon conversion into Class A	(79,304)	(1,711,913)

Net increase (decrease) in shares outstanding	18,975	$565,062

Year ended March 31, 2013:
Shares sold	265,444	$5,622,011
Shares issued in reinvestment of dividends and distributions	14,583	307,460
Shares reacquired	(106,873)	(2,198,750)

Net increase (decrease) in shares outstanding before conversion	173,154	3,730,721
Shares reacquired upon conversion into Class A	(79,403)	(1,680,281)

Net increase (decrease) in shares outstanding	93,751	$2,050,440

Class C
Year ended March 31, 2014:
Shares sold	2,471,770	$55,293,810
Shares issued in reinvestment of dividends and distributions	94,903	1,971,076
Shares reacquired	(1,277,101)	(27,935,864)

Net increase (decrease) in shares outstanding before conversion	1,289,572	29,329,022
Shares reacquired upon conversion into Class A and Class Z	(148,926)	(3,283,564)

Net increase (decrease) in shares outstanding	1,140,646	$26,045,458

Year ended March 31, 2013:
Shares sold	1,941,272	$40,922,775
Shares issued in reinvestment of dividends and distributions	99,937	2,108,009
Shares reacquired	(673,930)	(13,879,459)

Net increase (decrease) in shares outstanding before conversion	1,367,279	29,151,325
Shares reacquired upon conversion into Class A and Class Z	(94,050)	(1,984,599)

Net increase (decrease) in shares outstanding	1,273,229	$27,166,726

Class Q*
Period ended March 31, 2014:
Shares sold	1,557,812	$34,575,839
Shares issued in reinvestment of dividends and distributions	18,508	402,552
Shares reacquired	(43,529)	(976,758)

Net increase (decrease) in shares outstanding before conversion	1,532,791	34,001,633
Shares issued upon conversion from Class Z	857,405	18,399,911

Net increase (decrease) in shares outstanding	2,390,196	$52,401,544

36

Class R	Shares	Amount
Year ended March 31, 2014:
Shares sold	460,601	$10,318,292
Shares issued in reinvestment of dividends and distributions	9,972	209,198
Shares reacquired	(422,226)	(9,308,285)

Net increase (decrease) in shares outstanding	48,347	$1,219,205

Year ended March 31, 2013:
Shares sold	465,060	$9,837,382
Shares issued in reinvestment of dividends and distributions	10,398	220,765
Shares reacquired	(181,683)	(3,813,475)

Net increase (decrease) in shares outstanding	293,775	$6,244,672

Class Z
Year ended March 31, 2014:
Shares sold	60,109,236	$1,360,763,598
Shares issued in reinvestment of dividends and distributions	907,537	19,256,520
Shares reacquired	(22,470,809)	(500,729,538)

Net increase (decrease) in shares outstanding before conversion	38,545,964	879,290,580
Shares issued upon conversion from Class A and Class C	564,326	12,717,240
Shares reacquired upon conversion into Class A and Class Q	(1,013,249)	(21,950,330)

Net increase (decrease) in shares outstanding	38,097,041	$870,057,490

Year ended March 31, 2013:
Shares sold	30,223,715	$645,972,173
Shares issued in reinvestment of dividends and distributions	805,301	17,129,223
Shares reacquired	(8,699,994)	(184,447,299)

Net increase (decrease) in shares outstanding before conversion	22,329,022	478,654,097
Shares issued upon conversion from Class A and Class C	321,579	6,811,663
Shares reacquired upon conversion into Class A	(130,586)	(2,793,669)

Net increase (decrease) in shares outstanding	22,520,015	$482,672,091

*	Commencement of offering was August 26, 2013.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to

Prudential Global Real Estate Fund	37

Notes to Financial Statements

Continued

November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended March 31, 2014.

38

Financial Highlights

Class A Shares
	Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.84	$19.79	$19.43	$16.83	$9.53
Income (loss) from investment operations
Net investment income	.33	.33	.33	.35	.30
Net realized and unrealized gain (loss) on investment transactions	(.15)	3.39	.37	2.75	7.64
Total from investment operations	.18	3.72	.70	3.10	7.94
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.67)	(.34)	(.50)	(.64)
Net asset value, end of year	$22.59	$22.84	$19.79	$19.43	$16.83
Total Return(a)	.92%	19.07%	3.75%	18.57%	83.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$926,156	$679,524	$368,183	$281,427	$186,200
Average net assets (000)	$806,577	$470,031	$302,768	$214,086	$148,247
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.26%	1.27%	1.27%	1.30%	1.37%
Expenses before waivers and/or expense reimbursement	1.26%	1.27%	1.27%	1.30%	1.37%
Net investment income	1.47%	1.59%	1.77%	1.92%	2.03%
Portfolio turnover	32%	20%	20%	29%	53%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average share outstanding during the year.

(c) Does not include expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	39

Financial Highlights

Continued

Class B Shares
	Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.61	$19.62	$19.29	$16.70	$9.47
Income (loss) from investment operations
Net investment income	.18	.19	.21	.24	.20
Net realized and unrealized gain (loss) on investment transactions	(.16)	3.36	.34	2.70	7.58
Total from investment operations	.02	3.55	.55	2.94	7.78
Less Dividends and Distributions:
Dividends from net investment income	(.39)	(.56)	(.22)	(.35)	(.55)
Net asset value, end of year	$22.24	$22.61	$19.62	$19.29	$16.70
Total Return(a)	.24%	18.30%	2.97%	17.74%	82.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,866	$16,721	$12,671	$14,451	$12,382
Average net assets (000)	$17,712	$13,595	$13,320	$13,028	$11,178
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.96%	1.97%	1.97%	2.00%	2.07%
Expenses before waivers and/or expense reimbursement	1.96%	1.97%	1.97%	2.00%	2.07%
Net investment income	.80%	.94%	1.11%	1.33%	1.37%
Portfolio turnover	32%	20%	20%	29%	53%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average share outstanding during the year.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.61	$19.62	$19.29	$16.69	$9.47
Income (loss) from investment operations
Net investment income	.17	.19	.20	.20	.20
Net realized and unrealized gain (loss) on investment transactions	(.16)	3.36	.35	2.75	7.57
Total from investment operations	.01	3.55	.55	2.95	7.77
Less Dividends and Distributions:
Dividends from net investment income	(.39)	(.56)	(.22)	(.35)	(.55)
Net asset value, end of year	$22.23	$22.61	$19.62	$19.29	$16.69
Total Return(a)	.19%	18.30%	2.97%	17.81%	82.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$151,751	$128,517	$86,546	$68,703	$39,758
Average net assets (000)	$146,043	$99,523	$78,213	$47,954	$32,986
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.96%	1.97%	1.97%	2.00%	2.07%
Expenses before waivers and/or expense reimbursement	1.96%	1.97%	1.97%	2.00%	2.07%
Net investment income	.79%	.92%	1.06%	1.14%	1.33%
Portfolio turnover	32%	20%	20%	29%	53%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average share outstanding during the year.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	41

Financial Highlights

Continued

Class Q Shares
	August 26, 2013(d) through March 31, 2014(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$21.46
Income (loss) from investment operations
Net investment income	.26
Net realized and unrealized gain on investment transactions	1.15
Total from investment operations	1.41
Less Dividends and Distributions:
Dividends from net investment income	(.18)
Net asset value, end of period	$22.69
Total Return(a)	6.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$54,236
Average net assets (000)	$39,266
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	.83%	(c)
Expenses before waivers and/or expense reimbursement	.83%	(c)
Net investment income	1.93%	(c)
Portfolio turnover	32%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Annualized.

(d) Commencement of operations.

(e) Does not include the expenses of the underlying fund in which the Fund invests.

(f) Not annualized.

See Notes to Financial Statements.

42

Class R Shares
	Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.82	$19.77	$19.42	$16.81	$9.63
Income (loss) from investment operations
Net investment income	.29	.29	.28	.30	.23
Net realized and unrealized gain (loss) on investment transactions	(.16)	3.39	.37	2.76	7.56
Total from investment operations	.13	3.68	.65	3.06	7.79
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.63)	(.30)	(.45)	(.61)
Net asset value, end of period	$22.55	$22.82	$19.77	$19.42	$16.81
Total Return(a)	.72%	18.89%	3.50%	18.37%	81.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,014	$13,078	$5,523	$3,032	$843
Average net assets (000)	$14,324	$8,527	$4,203	$1,823	$296
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.47%	1.47%	1.50%	1.57%
Expenses before waivers and/or expense reimbursement	1.71%	1.72%	1.72%	1.75%	1.82%
Net investment income	1.31%	1.36%	1.52%	1.64%	1.47%
Portfolio turnover	32%	20%	20%	29%	53%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average share outstanding during the year.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	43

Financial Highlights

Continued

Class Z Shares
	Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.93	$19.85	$19.50	$16.89	$9.56
Income (loss) from investment operations
Net investment income	.39	.39	.38	.37	.34
Net realized and unrealized gain (loss) on investment transactions	(.15)	3.42	.36	2.80	7.67
Total from investment operations	.24	3.81	.74	3.17	8.01
Less Dividends and Distributions:
Dividends from net investment income	(.48)	(.73)	(.39)	(.56)	(.68)
Net asset value, end of year	$22.69	$22.93	$19.85	$19.50	$16.89
Total Return(a)	1.22%	19.50%	3.99%	18.97%	84.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,967,200	$1,114,469	$517,935	$324,886	$128,831
Average net assets (000)	$1,626,256	$723,880	$406,631	$191,320	$89,126
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	.97%	.97%	1.00%	1.07%
Expenses before waivers and/or expense reimbursement	.96%	.97%	.97%	1.00%	1.07%
Net investment income	1.75%	1.86%	2.03%	2.01%	2.29%
Portfolio turnover	32%	20%	20%	29%	53%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average share outstanding during the year.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential Global Real Estate Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 12, including the portfolio of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 16, 2014

Prudential Global Real Estate Fund	45

Federal Income Tax Information

(Unaudited)

For the year ended March 31, 2014, the Fund reports the maximum amount allowable, but not less than 34.17% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended March 31, 2014, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $2,367,593 foreign tax credit from recognized foreign source income of $44,190,791.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2014.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67

Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President

(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1997; Stephen G. Stoneburn, 2001; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Global Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Global Real Estate Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Global Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PURAX	PURBX	PURCX	PGRQX	PURRX	PURZX
CUSIP	744336108	744336207	744336306	744336876	744336405	744336504

MF182E    0261523-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL US REAL ESTATE FUND

ANNUAL REPORT • MARCH 31, 2014

Fund Type

Sector Stock

Objective

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Real Estate Investors, also known as PREI®, is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

May 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential US Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential US Real Estate Fund

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential US Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 3/31/14
	One Year	Since Inception
Class A	4.20%	39.56% (12/21/10)
Class B	3.53	36.45 (12/21/10)
Class C	3.46	36.25 (12/21/10)
Class Z	4.55	40.75 (12/21/10)
FTSE NAREIT Equity REITs Index	4.16	44.08
S&P 500 Index	21.84	59.56
Lipper Equity Real Estate Funds Average	3.66	40.52

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Since Inception
Class A	–1.53%	8.81% (12/21/10)
Class B	–1.43	9.45 (12/21/10)
Class C	2.47	9.90 (12/21/10)
Class Z	4.55	10.99 (12/21/10)
FTSE NAREIT Equity REITs Index	4.16	11.89
S&P 500 Index	21.84	15.46
Lipper Equity Real Estate Funds Average	3.66	11.01

Average Annual Total Returns (Without Sales Charges) as of 3/31/14
	One Year	Since Inception
Class A	4.20%	10.71% (12/21/10)
Class B	3.53	9.95 (12/21/10)
Class C	3.46	9.90 (12/21/10)
Class Z	4.55	10.99 (12/21/10)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential US Real Estate Fund (Class A shares) with a similar investment in the FTSE NAREIT Equity REITs Index, by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal year (March 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 12/21/10.

Prudential US Real Estate Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5&6) 0%(Yr.7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

Benchmark Definitions

FTSE NAREIT Equity REITs Index

The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE Amex Equities. The index is designed to reflect the performance of all publically-traded equity REITs as a whole.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It is a broad representation of how U.S. stock prices have performed.

Lipper Equity Real Estate Funds Average

Funds in the Lipper Equity Real Estate Funds Average (Lipper Average) invest their portfolios primarily in shares of domestic companies engaged in the real estate industry.

Investors cannot invest directly in an index or average. The securities in the Indexes may be very different from those in the Fund. Their returns do not include the effect of sales charges and operating expenses of a mutual fund or taxes and would be lower if they did. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 3/31/14
Simon Property Group, Inc., Retail REITs	10.7%
Public Storage, Specialized REITs	4.9
ProLogis, Inc., Industrial REITs	4.8
Ventas, Inc., Hotel & Resort REITs	4.5
AvalonBay Communities, Inc., Residential REITs	4.1

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 3/31/14
Retail REITs	25.0%
Residential REITs	16.5
Office REITs	13.3
Hotel & Resort REITs	11.5
Diversified REITs	10.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential US Real Estate Fund	5

Strategy and Performance Overview

How did the fund perform?

For the 12-month reporting period that ended March 31, 2014, the Prudential US Real Estate Fund’s (the Fund) Class A shares gained 4.20%, outperforming the 4.16% return of the FTSE NAREIT Equity REITs Index (the Index) and the 3.66% return of the Lipper Equity Real Estate Funds Average. However, it underperformed the 21.84% return of the S&P 500 Index.

What were the conditions like in the U.S. real estate stock market?

The economic backdrop remains favorable for real estate investment trust (REIT) fundamentals in 2014 with the economy averaging approximately a “not too hot” and “not too cold” 165,000 jobs per month year to date through March, versus an average of 185,000 per month in 2013. Severe cold weather and snow in much of the country may have had a negative impact on jobs growth year to date. The level of jobs growth is enough to absorb vacancies and create pricing power in certain property types and markets, but not enough to create material supply additions, with the exception of apartments and, for some markets, the industrial and hotel sectors.

•

New supply in the U.S. remains well below historical averages and near historical lows at about 1% of existing stock, versus a long term average of 2%. While new supply is above this cycle’s lows, it is still at levels not seen since the early 90’s recession. REIT occupancy increased to 94.25% at the end of the fourth quarter of 2013, up from 93.6% a year ago, according to the International Investment & Strategy Group (ISI). This is above the long-term average of 92.6% and just below the prior peak of 94.3% in 2007. This level of occupancy should give many REIT landlords pricing power.

•

Following the worst relative performance versus the S&P 500 in 18 years in 2013, U.S. REITs rebounded to deliver total returns in the first quarter around 10%. As a result, REITs started the year at attractive relative valuations and at a 15% discount to their private market value versus a long term average premium of 2%.

•

U.S. REITs reported strong fourth-quarter earnings with 62% of REITs meeting investor expectations and 37% beating investor expectations. For those REITs that previously provided 2014 earnings guidance, 83% maintained guidance (estimated earnings forecasts), and 17% increased their guidance forecasts.

•

Large capitalization REITs outperformed small capitalization REITs, reversing last year’s trend and narrowing the relative valuation gap. Additionally, non-dedicated investors, who invest in a range of securities, used larger market capitalization REITs that are more highly liquid to gain exposure to the sector and participate in the outperformance. In the fourth quarter, there was a shift towards more growth-oriented REITs that hold less debt, pay lower dividend yields, and have higher valuations.

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•

REITs continued to take advantage of the availability and relatively low cost of capital. REITs issued a record $71 billion in equity and debt capital during 2013. Through the first quarter of 2014, REITs have issued $14 billion of capital. Many companies used the opportunity to refinance into longer-term, lower-rate debt and to redevelop, develop, or acquire properties to improve earnings per share growth rates.

Which holdings or related groups of holdings made the largest positive and negative contribution to the Fund’s return?

•

The most notable contributors to positive relative performance included both stock selection in and the underweight to the healthcare sector. Another notable contributor was stock selection in the office sector, as private market fundamentals improved and demand growth began to catch up to levels of job growth. To a lesser extent, stock selection in hotels and an overweight position in the storage sector also benefitted relative performance.

•

Storage continues to deliver rent growth in excess of the REIT sector average and has opportunities to increase occupancy and derive income from tenant insurance, which provide compelling avenues to growth. Tenant insurance is a nominal monthly payment on top of the rent paid to insure valuables in the storage unit from natural disasters and accidents.

•

The main detractors from relative performance included stock selection in retail and storage. Regional malls underperformed despite their attractive relative valuations and above-average earnings growth as investors were concerned about the possibility of slowing growth. Additionally, malls continue to be plagued by the struggles of some large companies like JC Penney and Sears as well as the trend towards increased internet spending.

•

To a lesser extent, the underweight of the triple net sector also detracted from relative performance. A triple net refers to a type of lease agreement in which the tenant is responsible for paying the building’s property taxes, insurance, and maintenance.

What is the outlook for the U.S. real estate securities markets?

From a relative valuation perspective, REITs ended the quarter trading at a 9% discount to their underlying real estate value, according to ISI. The implied capitalization rate (the rate of return on a real estate investment property based on the expected income that the property will generate) spreads of REITs relative to the 10-year Treasury remain wide at roughly 3.30%. That spread provides REITs with a cushion if interest rates increase, as spreads could contract without any deterioration in real estate value.

Prudential US Real Estate Fund	7

Strategy and Performance Overview (continued)

Additionally, REIT cash flow multiples are lower than the S&P 500 for the first time since 2010, which means that the REITs market is generally cheaper than equities. REIT occupancies and rental rates are expected to continue to improve in 2014. Supply is expected to remain muted in most markets and property types, with the exception of apartments and some industrial and hotel markets.

Employment centers that focus on technology, housing, media/entertainment, and energy are expected to deliver relatively strong jobs growth, while markets that are dependent on the government and financial sectors bear monitoring for any signs of bottoming or improvement. In an environment of rising interest rates, the Fund’s manager, PREI, also known as Prudential Real Estate Investors, is positioned to focus on companies with strong relative cash flow growth that trade at reasonable valuations relative to their private market value. PREI is currently finding the best opportunities in the regional mall sector, with select opportunities in the office, apartment, hotel, and industrial sectors.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2013, at the beginning of the period, and held through the six-month period ended March 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential US Real Estate Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential US Real Estate Fund		Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,091.90	1.60%	$8.34
	Hypothetical	$1,000.00	$1,016.95	1.60%	$8.05

Class B	Actual	$1,000.00	$1,089.00	2.35%	$12.24
	Hypothetical	$1,000.00	$1,013.21	2.35%	$11.80

Class C	Actual	$1,000.00	$1,089.10	2.35%	$12.24
	Hypothetical	$1,000.00	$1,013.21	2.35%	$11.80

Class Z	Actual	$1,000.00	$1,094.10	1.35%	$7.05
	Hypothetical	$1,000.00	$1,018.20	1.35%	$6.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2014, and divided by the 365 days in the Portfolio's fiscal year ended March 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the period ended March 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.05%	1.60%
B	2.73	2.35
C	2.75	2.35
Z	1.74	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential US Real Estate Fund	11

Portfolio of Investments

as of March 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS

Diversified REITs 10.6%
36,150	Duke Realty Corp.	$610,212
47,560	Empire State Realty Trust, Inc. (Class A Stock)	718,631
29,063	First Potomac Realty Trust	375,494
3,130	PS Business Parks, Inc.	261,731
36,445	Spirit Realty Capital, Inc.	400,166
11,528	Vornado Realty Trust	1,136,200

		3,502,434

Health Care REITs 6.1%
10,850	Health Care REIT, Inc.	646,660
14,796	Healthcare Realty Trust, Inc.	357,324
25,570	Healthcare Trust of America, Inc. (Class A Stock)	291,242
2,980	LTC Properties, Inc.	112,137
5,532	National Health Investors, Inc.	334,465
19,223	Physicians Realty Trust	267,584

		2,009,412

Hotel & Resort REITs 11.5%
15,544	Chesapeake Lodging Trust	399,947
60,523	Host Hotels & Resorts, Inc.	1,224,986
7,158	Pebblebrook Hotel Trust	241,726
45,180	Strategic Hotels & Resorts, Inc.(a)	460,384
24,416	Ventas, Inc.	1,478,877

		3,805,920

Hotels, Resorts & Cruise Lines 2.1%
17,600	Hilton Worldwide Holdings, Inc.(a)	391,424
3,768	Starwood Hotels & Resorts Worldwide, Inc.	299,933

		691,357

Industrial REITs 5.9%
38,650	ProLogis, Inc.	1,578,080
15,682	STAG Industrial, Inc.	377,936

		1,956,016

Office REITs 13.3%
6,723	Alexandria Real Estate Equities, Inc.	487,821
10,227	Boston Properties, Inc.	1,171,298

See Notes to Financial Statements.

Prudential US Real Estate Fund	13

Portfolio of Investments

as of March 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Office REITs (cont’d.)
14,915	Corporate Office Properties Trust	$397,336
6,454	Digital Realty Trust, Inc.	342,578
15,832	Douglas Emmett, Inc.	429,680
27,110	Hudson Pacific Properties, Inc.	625,428
3,225	Kilroy Realty Corp.	188,921
17,732	Mack-Cali Realty Corp.	368,648
3,859	SL Green Realty Corp.	388,293

		4,400,003

Real Estate Operating Companies 0.7%
11,177	Forest City Enterprises, Inc. (Class A Stock)(a)	213,481

Residential REITs 16.5%
10,852	American Campus Communities, Inc.	405,322
10,258	AvalonBay Communities, Inc.	1,347,080
10,838	Camden Property Trust	729,831
7,401	Equity Residential	429,184
3,562	Essex Property Trust, Inc.	605,718
6,450	Home Properties, Inc.	387,774
14,532	Post Properties, Inc.	713,521
32,714	UDR, Inc.	845,003

		5,463,433

Retail REITs 25.0%
13,189	CBL & Associates Properties, Inc.	234,105
20,143	Cedar Realty Trust, Inc.	123,073
28,400	DDR Corp.	468,032
20,721	Excel Trust, Inc.	262,742
48,184	General Growth Properties, Inc.	1,060,048
41,677	Glimcher Realty Trust	418,020
28,492	Kimco Realty Corp.	623,405
33,245	Kite Realty Group Trust	199,470
10,769	Macerich Co. (The)	671,232
12,980	Regency Centers Corp.	662,759
21,633	Simon Property Group, Inc.	3,547,812

		8,270,698

Specialized REITs 6.9%
17,597	CubeSmart	301,964
9,639	Public Storage	1,624,075

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialized REITs (cont’d.)
4,611	Sovran Self Storage, Inc.	$338,678

		2,264,717

	TOTAL LONG-TERM INVESTMENTS (cost $27,726,850)	32,577,471

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MONEY MARKET MUTUAL FUND
361,787	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $361,787) (Note 3)(b)	361,787

	TOTAL INVESTMENTS 99.7% (cost $28,088,637; Note 5)	32,939,258
	Other assets in excess of liabilities 0.3%	99,050

	NET ASSETS 100%	$33,038,308

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential US Real Estate Fund	15

Portfolio of Investments

as of March 31, 2014 continued

The following is a summary of the inputs used as of March 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$3,502,434	$—	$—
Health Care REITs	2,009,412	—	—
Hotel & Resort REITs	3,805,920	—	—
Hotels, Resorts & Cruise Lines	691,357	—	—
Industrial REITs	1,956,016	—	—
Office REITs	4,400,003	—	—
Real Estate Operating Companies	213,481	—	—
Residential REITs	5,463,433	—	—
Retail REITs	8,270,698	—	—
Specialized REITs	2,264,717	—	—
Affiliated Money Market Mutual Fund	361,787	—	—

Total	$32,939,258	$—	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2014 were as follows:

Retail REITs	25.0%
Residential REITs	16.5
Office REITs	13.3
Hotel & Resort REITs	11.5
Diversified REITs	10.6
Specialized REITs	6.9
Health Care REITs	6.1
Industrial REITs	5.9
Hotels, Resorts & Cruise Lines	2.1%
Affiliated Money Market Mutual Fund	1.1
Real Estate Operating Companies	0.7

99.7
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • MARCH 31, 2014

Prudential US Real Estate Fund

Statement of Assets and Liabilities

March 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $27,726,850)	$32,577,471
Affiliated investments (cost $361,787)	361,787
Receivable for investments sold	232,181
Dividends receivable	97,774
Receivable for Fund shares sold	19,583
Prepaid expenses	253

Total assets	33,289,049

Liabilities
Payable for investments purchased	146,611
Accrued expenses	72,472
Payable for Fund shares reacquired	14,830
Management fee payable	13,793
Distribution fee payable	2,241
Affiliated transfer agent fee payable	794

Total liabilities	250,741

Net Assets	$33,038,308

Net assets were comprised of:
Shares of beneficial interest, at par	$2,586
Paid-in capital in excess of par	28,211,315

28,213,901
Undistributed net investment income	38,880
Accumulated net realized loss on investment and foreign currency transactions	(65,094)
Net unrealized appreciation on investments	4,850,621

Net assets, March 31, 2014	$33,038,308

See Notes to Financial Statements.

18

Class A:
Net asset value and redemption price per share ($3,079,607 ÷ 240,884 shares of beneficial interest issued and outstanding)	$12.78
Maximum sales charge (5.5% of offering price)	0.74

Maximum offering price to public	$13.52

Class B:
Net asset value, offering price and redemption price per share ($1,067,226 ÷ 84,265 shares of beneficial interest issued and outstanding)	$12.67

Class C:
Net asset value, offering price and redemption price per share ($854,187 ÷ 67,544 shares of beneficial interest issued and outstanding)	$12.65

Class Z:
Net asset value, offering price and redemption price per share ($28,037,288 ÷ 2,192,813 shares of beneficial interest issued and outstanding)	$12.79

See Notes to Financial Statements.

Prudential US Real Estate Fund	19

Statement of Operations

Year Ended March 31, 2014

Investment Income
Unaffiliated dividend income (net of $3 foreign withholding tax)	$647,142
Affiliated dividend income	402

647,544

Expenses
Management fee	239,678
Distribution fee—Class A	8,061
Distribution fee—Class B	12,440
Distribution fee—Class C	8,236
Registration fees	62,000
Custodian’s fees and expenses	55,000
Reports to shareholders	27,000
Audit fee	24,000
Legal fees and expenses	19,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expenses of $3,900)	12,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense	397
Miscellaneous	10,311

Total expenses	492,123
Less: Management fee waivers and/or expense reimbursements	(103,473)
Distribution fee waivers—Class A	(1,344)

Net expenses	387,306

Net investment income	260,238

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	667,519
Foreign currency transactions	(16)

667,503
Net change in unrealized appreciation (depreciation) on investments	336,525

Net gain on investments and foreign currencies	1,004,028

Net Increase In Net Assets Resulting From Operations	$1,264,266

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended March 31,
	2014	2013
Operations
Net investment income	$260,238	$185,239
Net realized gain on investment and foreign currency transactions	667,503	860,450
Net change in unrealized appreciation (depreciation) on investments	336,525	1,816,661

Net increase in net assets resulting from operations	1,264,266	2,862,350

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(20,811)	(7,832)
Class B	(3,653)	(700)
Class C	(2,953)	(335)
Class Z	(216,354)	(153,943)

	(243,771)	(162,810)

Distributions from net realized gains
Class A	(100,339)	(34,162)
Class B	(38,251)	(28,773)
Class C	(30,927)	(13,642)
Class Z	(741,545)	(470,923)

	(911,062)	(547,500)

Fund share transactions (Net of share conversions) (Note 6):
Net proceeds from shares sold	11,968,995	8,871,369
Net asset value of shares issued in reinvestment of dividends and distributions	1,148,193	707,612
Cost of shares reacquired	(7,033,947)	(5,011,992)

Net increase in net assets from Fund share transactions	6,083,241	4,566,989

Total increase in net assets	6,192,674	6,719,029

Net Assets
Beginning of year	26,845,634	20,126,605

End of year(a)	$33,038,308	$26,845,634

(a) Includes undistributed net investment income of	$38,880	$22,429

See Notes to Financial Statements.

Prudential US Real Estate Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of two funds: Prudential Global Real Estate Fund and Prudential US Real Estate Fund (the “Fund”). These financial statements relate only to Prudential US Real Estate Fund. The Fund commenced investment operations on December 21, 2010. The financial statements of the other portfolio are not presented herein. The Trust was established as a Delaware business trust on October 24, 1997. The investment objective of the Fund is capital appreciation and income. It seeks to achieve this objective by investing primarily in equity securities of real estate companies operating in the United States.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential US Real Estate Fund	23

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from

24

valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Prudential US Real Estate Fund	25

Notes to Financial Statements

continued

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all the investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management (“PIM”). The subadvisory agreement provides that the subadviser furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadviser, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the average daily net assets of the Fund.

For the year ended March 31, 2014, PI has contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales, brokerage, taxes, extraordinary and certain other expenses) of each class of shares to 1.35% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, and Z shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

26

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended March 31, 2014, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $36,039 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2014, it has received $3,942 and $984 in contingent deferred sales charges imposed upon certain redemptions by Class B, and Class C shareholders, respectively.

PI, PIMS, and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2014, were $23,780,053 and $17,526,304, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments

Prudential US Real Estate Fund	27

Notes to Financial Statements

continued

have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions.

For the year ended March 31, 2014, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions by $16, due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended March 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $405,192 from ordinary income and $749,641 from long term capital gains. For the year ended March 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $233,416 from ordinary income and $476,894 from long term capital gains.

As of March 31, 2014, the accumulated undistributed earnings on a tax basis were $74,355 of ordinary income and $226,628 of long term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$28,415,834	$4,914,065	$(390,641)	$4,523,424

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

28

Note 6. Capital

The Fund offers Class A, Class B, Class C, and Class Z shares. Class A shares are sold with front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of March 31, 2014, Prudential owned 936,385 Class Z shares of the Fund.

Class A	Shares	Amount
Year ended March 31, 2014
Shares sold	232,289	$2,888,997
Shares issued in reinvestment of dividends and distributions	9,798	115,272
Shares reacquired	(159,727)	(1,961,754)

Net increase (decrease) in shares outstanding before conversion	82,360	1,042,515
Shares issued upon conversion from Class B	1,067	13,443
Shares reacquired upon conversion into Class Z	(163)	(2,225)

Net increase (decrease) in shares outstanding	83,264	$1,053,733

Year ended March 31, 2013
Shares sold	136,512	$1,662,616
Shares issued in reinvestment of dividends and distributions	3,382	39,866
Shares reacquired	(45,955)	(550,648)

Net increase (decrease) in shares outstanding before conversion	93,939	1,151,834
Shares issued upon conversion from Class B	1,844	22,088

Net increase (decrease) in shares outstanding	95,783	$1,173,922

Prudential US Real Estate Fund	29

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended March 31, 2014
Shares sold	40,156	$514,634
Shares issued in reinvestment of dividends and distributions	3,572	41,577
Shares reacquired	(66,379)	(832,708)

Net increase (decrease) in shares outstanding before conversion	(22,651)	(276,497)
Shares reacquired upon conversion into Class A	(1,075)	(13,443)

Net increase (decrease) in shares outstanding	(23,726)	$(289,940)

Year ended March 31, 2013
Shares sold	85,068	$1,025,231
Shares issued in reinvestment of dividends and distributions	2,503	29,147
Shares reacquired	(16,138)	(195,246)

Net increase (decrease) in shares outstanding before conversion	71,433	859,132
Shares reacquired upon conversion into Class A	(1,853)	(22,088)

Net increase (decrease) in shares outstanding	69,580	$837,044

Class C
Year ended March 31, 2014
Shares sold	32,168	$410,796
Shares issued in reinvestment of dividends and distributions	2,878	33,444
Shares reacquired	(21,556)	(269,243)

Net increase (decrease) in shares outstanding	13,490	$174,997

Year ended March 31, 2013
Shares sold	47,758	$577,448
Shares issued in reinvestment of dividends and distributions	1,182	13,734
Shares reacquired	(4,046)	(49,334)

Net increase (decrease) in shares outstanding	44,894	$541,848

Class Z
Year ended March 31, 2014
Shares sold	660,233	$8,154,568
Shares issued in reinvestment of dividends and distributions	81,151	957,900
Shares reacquired	(317,864)	(3,970,242)

Net increase (decrease) in shares outstanding before conversion	423,520	5,142,226
Shares issued upon conversion from Class A	163	2,225

Net increase (decrease) in shares outstanding	423,683	$5,144,451

Year ended March 31, 2013
Shares sold	453,279	$5,606,074
Shares issued in reinvestment of dividends and distributions	52,829	624,865
Shares reacquired	(340,686)	(4,216,764)

Net increase (decrease) in shares outstanding	165,422	$2,014,175

30

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended March 31, 2014. The average daily balance for the 29 days that the Fund had loans outstanding during the period was approximately $345,000, borrowed at a weighted average interest rate of 1.43%. At March 31, 2014, the Fund did not have an outstanding loan amount.

Prudential US Real Estate Fund	31

Financial Highlights

Class A Shares
	Year Ended March 31,			December 21, 2010(e) through March 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.86	$11.75	$10.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.10	.07	.06	(.02)
Net realized and unrealized gain on investments	.39	1.39	1.02	.81
Total from investment operations	.49	1.46	1.08	.79
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.06)	(.09)	-	(c)
Distributions from net realized gains	(.47)	(.29)	(.03)	-
Total dividends and distributions	(.57)	(.35)	(.12)	-	(c)
Net asset value, end of period	$12.78	$12.86	$11.75	$10.79
Total Return(a):	4.20%	12.70%	10.09%	7.94%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,080	$2,027	$727	$262
Average net assets (000)	$2,687	$1,234	$445	$104
Ratios to average net assets(d):
Expense After Waivers and/or Expense Reimbursement	1.60%	1.60%	1.60%	1.60%	(f)
Expense Before Waivers and/or Expense Reimbursement	2.05%	1.96%	2.30%	7.06%	(f)
Net investment income (loss)	.79%	.61%	.60%	(.66)%	(f)
Portfolio turnover rate	66%	53%	51%	4%	(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Less than $0.005.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

32

Class B Shares
	Year Ended March 31,			December 21, 2010(d) through March 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.78	$11.72	$10.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.03	(.02)	(.05)	(.06)
Net realized and unrealized gain on investments	.37	1.38	1.06	.83
Total from investment operations	.40	1.36	1.01	.77
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.01)	(.03)	-
Distributions from net realized gains	(.47)	(.29)	(.03)	-
Total dividends and distributions	(.51)	(.30)	(.06)	-
Net asset value, end of period	$12.67	$12.78	$11.72	$10.77
Total Return(a):	3.53%	11.80%	9.46%	7.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,067	$1,380	$450	$41
Average net assets (000)	$1,244	$950	$125	$10
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	2.35%	2.35%	2.35%	2.35%	(e)
Expense Before Waivers and/or Expense Reimbursement	2.73%	2.66%	2.77%	7.76%	(e)
Net investment income (loss)	.21%	(.13)%	(.46)%	(2.13)%	(e)
Portfolio turnover rate	66%	53%	51%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential US Real Estate Fund	33

Financial Highlights

continued

Class C Shares
	Year Ended March 31,			December 21, 2010(d) through March 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.76	$11.70	$10.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.02	(.01)	(.04)	(.05)
Net realized and unrealized gain on investments	.38	1.37	1.03	.82
Total from investment operations	.40	1.36	.99	.77
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.01)	(.03)	-
Distributions from net realized gains	(.47)	(.29)	(.03)	-
Total dividends and distributions	(.51)	(.30)	(.06)	-
Net asset value, end of period	$12.65	$12.76	$11.70	$10.77
Total Return(a):	3.54%	11.82%	9.28%	7.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$854	$690	$107	$29
Average net assets (000)	$824	$401	$72	$7
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	2.35%	2.35%	2.35%	2.35%	(e)
Expense Before Waivers and/or Expense Reimbursement	2.75%	2.65%	3.02%	7.76%	(e)
Net investment income (loss)	.12%	(.12)%	(.33)%	(1.83)%	(e)
Portfolio turnover rate	66%	53%	51%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

34

Class Z Shares
	Year Ended March 31,			December 21, 2010(d) through March 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.86	$11.75	$10.79	$10.00
Income (loss) from investment operations:
Net investment income	.14	.11	.10	.02
Net realized and unrealized gain on investments	.39	1.38	1.00	.78
Total from investment operations	.53	1.49	1.10	.80
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.09)	(.11)	(.01)
Distributions from net realized gains	(.47)	(.29)	(.03)	-
Total dividends and distributions	(.60)	(.38)	(.14)	(.01)
Net asset value, end of period	$12.79	$12.86	$11.75	$10.79
Total Return(a):	4.55%	12.96%	10.36%	8.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,037	$22,749	$18,843	$14,359
Average net assets (000)	$21,876	$20,014	$15,035	$13,065
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	1.35%	1.35%	1.35%	1.35%	(e)
Expense Before Waivers and/or Expense Reimbursement	1.74%	1.69%	2.08%	6.76%	(e)
Net investment income	1.08%	.90%	.89%	.78%	(e)
Portfolio turnover rate	66%	53%	51%	4%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential US Real Estate Fund	35

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential US Real Estate Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 12, including the portfolio of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period December 21, 2010 (commencement of operations) through March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 16, 2014

36

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended March 31, 2014, the Fund reported the maximum amount allowed per share but not less than $0.39 per share for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the fiscal year ended March 31, 2014, the Fund reports the maximum amount allowable but not less than 100% as short-term capital gain distributions in accordance with Section 871(k)(2) and 881(e)(2) of the Internal Revenue Code.

Short-term capital gain distributions do not include any distributions paid by a fund with respect to Fund tax years beginning after March 31, 2014.

Consequently, the provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

Prudential US Real Estate Fund	37

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate inlestment trush (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly,vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67

Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President

(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67

Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of

Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Prudential US Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1997; Stephen G. Stoneburn, 2001; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 20ll-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 20ll-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Prudential US Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-0ctober 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Visit our website at www.prudentialfunds.com

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential US Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker •
James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential US Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL US REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PJEAX	PJEBX	PJECX	PJEZX
CUSIP	744336603	744336702	744336801	744336884

MF209E    0261521-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2014 and March 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $49,720 and $48,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended March 31, 2014. During the fiscal year ended March 31, 2013, KPMG billed the Registrant $7,250 for professional services rendered in connection with professional tax consulting services related to a proposed change of taxable year end for Prudential Global Real Estate Fund.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Investment Portfolios 12

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	May 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 20, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	May 20, 2014